DELAWARE VIP® TRUST

Delaware VIP Smid Cap Growth Series
(formerly, Delaware VIP Growth Opportunities Series)
(the "Series")

Supplement to the Series' Service Class Statutory Prospectus
dated April 30, 2010

The following language replaces the CUSIP information on the last page in the Series' Service Class Statutory Prospectus:

Delaware Series Symbol	CUSIP
Delaware VIP Smid Cap Growth Series (formerly, Delaware VIP Growth Opportunities Series) (Service Class)	246493845

Investments in the Series are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series, the repayment of capital from the Series, or any particular rate of return.

Please keep this Supplement for future reference.

This Supplement is dated September 3, 2010.